SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN A PROXY STATEMENT

SCHEDULE 14A INFORMATION

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MAINSTAY VP FUNDS TRUST

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MAINSTAY VP FUNDS TRUST
MAINSTAY VP MACKAY SMALL CAP CORE PORTFOLIO
51 Madison Avenue
New York, New York 10010

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held On April 5, 2021

The Proxy Statement is also available at www.proxyvotenow.com/MVPM

NOTICE IS HEREBY GIVEN THAT A SPECIAL MEETING OF SHAREHOLDERS (with any postponements or adjournments, “Special Meeting”) of the MainStay VP MacKay Small Cap Core Portfolio (the “Portfolio”), a series of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, will be held telephonically on April 5, 2021 beginning at 11:00 a.m., Eastern time.

As the owner of a variable annuity contract or variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, you have the right to instruct NYLIAC how to vote the shares of the Portfolio attributable to your Policy at the Special Meeting. However, to make the enclosed Proxy Statement easier to read, Policy owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting, as opposed to instructing NYLIAC how to vote on the Proposals. Additionally, Policy owners are sometimes referred to in the Proxy Statement as “shareholders” for ease of reading purposes.

At the Special Meeting, and as specified in greater detail in the Proxy Statement accompanying this Notice, shareholders of the Portfolio will be asked to consider and approve the following proposals (“Proposals”):

1.	To approve a new subadvisory agreement between New York Life Investment Management LLC (“New York Life Investments”), the Portfolio’s investment manager, and Wellington Management Company LLP (“Wellington”) with respect to the Portfolio;
2.	To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with unaffiliated and affiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval; and
3.	Any other business that properly comes before the Special Meeting.

Proposal One corresponds to the repositioning (the “Repositioning”) of the Portfolio, currently subadvised by MacKay Shields LLC (“MacKay”). At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees of the Trust (the “Board” or “Trustees”), at the recommendation of New York Life Investments, considered and approved a new subadvisory agreement between New York Life Investments and Wellington with respect to the Portfolio, to be effective, if approved by shareholders, on or about May 1, 2021. If shareholders approve Proposal One, the Portfolio will also undergo the following changes, which will take effect on or about May 1, 2021: (i) changing the Portfolio’s subadvisor from MacKay to Wellington; (ii) changing the Portfolio’s principal investment strategies and investment process; and (iii) changing the Portfolio’s name from “MainStay VP MacKay Small Cap Core Portfolio” to “MainStay VP Wellington Small Cap Portfolio.”1

Approval of Proposal Two would authorize the Portfolio and New York Life Investments, as investment manager of the Portfolio, to rely on an exemptive order issued by the Securities and Exchange Commission (the “SEC”), which permits New York Life Investments, under certain circumstances and with approval of the Board, to enter into and/or materially amend agreements with unaffiliated and affiliated subadvisors on behalf of the Portfolio in the future without obtaining shareholder approval. Approval of Proposal Two would also authorize the Portfolio, and New York Life Investments, as investment manager of the Portfolio, to operate the Portfolio under any manager-of-managers structure as is or may be permitted in the future pursuant to exemptive relief, law, rule or guidance from the SEC or its staff.

[1]	For additional details regarding the Repositioning, please see a summary of the changes in the discussion of Proposal One in the accompanying Proxy Statement. Please also see the supplement to the Portfolio’s prospectus and statement of additional information dated February 5, 2021.

Shareholders will vote on the Proposals at the Special Meeting. It is anticipated that, with shareholder approval, the Proposals would take effect on or about May 1, 2021.

Although the Trustees have determined that each Proposal is in the best interests of the Portfolio, the final decision to approve the Proposals is up to you. The Board recommends that you vote FOR each Proposal.

In addition, shareholders will be asked to consider and vote on such other matters as may properly come before the Special Meeting. The Board knows of no matters that will be brought before the Special Meeting other than the Proposals.

Due to the public health impact of the coronavirus pandemic (COVID-19), to mitigate potential risks to the health and safety of our shareholders and advisory and administrative personnel and to support the health and well-being of our shareholders, including social distancing measures, you will not be able to attend the Special Meeting in person. All shareholders are requested to vote over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You may also vote telephonically at the Special Meeting if you choose to participate telephonically. To participate in the Special Meeting, please call the following number at 11:00 a.m. on April 5, 2020:

United States/International	888-632-5004
Participant Passcode	937930

Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the Proposals. The accompanying Proxy Statement also provides further information regarding the Repositioning. You may vote at the Special Meeting if you were a shareholder of the Portfolio as of the close of business on January 13, 2021. Even if you do not attend the Special Meeting telephonically, you may authorize your proxy or provide your voting instruction by: (i) completing, signing, and returning the enclosed proxy (or voting instruction) card by mail in the postage-paid envelope provided; or (ii) following the instructions on the card for authorizing your proxy by submitting your vote via telephone or the Internet. Please refer to the card for more information on how you may vote. You may revoke your proxy at any time prior to the date the proxy is to be exercised in the manner described in the Proxy Statement.

Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person (telephonically), please cast your vote using one of the voting options listed on your enclosed card. You can vote your shares toll-free through an automated touchstone voting line at 866-849-8132, or, if you have questions about the agenda for the Special Meeting, or about how to vote your shares, please call a live-operator toll-free at 800-624-6782 option 2 Monday through Friday 8:30 a.m. to 5:00 p.m. Eastern time.

By Order of the Board of Trustees,

/s/ J. Kevin Gao
J. Kevin Gao
Secretary and Chief Legal Officer

February 22, 2021

IMPORTANT NOTICE

PLEASE VOTE USING THE ENCLOSED PROXY (OR VOTING INSTRUCTION CARD) AS SOON AS
POSSIBLE. YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES ARE
ATTRIBUTABLE TO YOUR POLICY. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF
FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED CARD.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and may help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1.	INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

2.	JOINT ACCOUNTS: Both parties must sign: the names of the parties signing should conform exactly to the names shown in the registration on the proxy card.

3.	ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration.

For example:

REGISTRATION	VALID
CORPORATE ACCOUNTS
(1) ABC Corp.	ABC Corp. John Doe, Treasurer
(2) ABC Corp.	John Doe
(3) ABC Corp.	c/o John Doe John Doe
(4) ABC Corp.	Profit Sharing Plan John Doe
PARTNERSHIP ACCOUNTS
(1) The XYZ	Partnership Jane B. Smith, Partner
(2) Smith and Jones, Limited	Jane B. Smith, General Partner Partnership
TRUST ACCOUNTS
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee u/t/d/12/28/78
CUSTODIAL OR ESTATE ACCOUNTS
(1) John B. Smith, Cust f/b/o John B. Smith, Custodian f/b/o/ John B Smith, Jr. UGMA/UTMA	John B. Smith Jr., UGMA/UTMA
(2) Estate of John B. Smith	John B. Smith, Jr., Executor Estate of John B. Smith

Please choose one of the following options to vote your shares:

VOTE BY TELEPHONE. You may cast your vote by telephone by calling the toll-free number located on your proxy card. Please make sure to have your proxy card available at the time of the call.

VOTE THROUGH THE INTERNET. You may cast your vote by logging onto the website indicated on your proxy card and following the instructions on the website. In order to log in you will need the control number found on your proxy card.

VOTE BY MAIL. You may cast your vote by signing, dating and mailing the enclosed proxy card in the postage-paid return envelope provided.

VOTE TELEPHONICALLY AT THE SPECIAL MEETING.

MAINSTAY VP FUNDS TRUST
MAINSTAY VP MACKAY SMALL CAP CORE PORTFOLIO
51 Madison Avenue
New York, New York 10010

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
To Be Held On April 5, 2021

This Proxy Statement is also available at www.proxyvotenow.com/MVPM.

Introduction

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (“Board” or “Trustees”) of MainStay VP Funds Trust (“Trust”), a Delaware statutory trust, on behalf of the MainStay VP MacKay Small Cap Core Portfolio (the “Portfolio”), a series of the Trust, for a special meeting of shareholders of the Portfolio (with any postponements or adjournments, “Special Meeting”). The Special Meeting will be held telephonically on April 5, 2021 beginning at 11:00 a.m., Eastern time. This Proxy Statement, the attached Notice of Special Meeting of Shareholders and the enclosed proxy card will be first distributed on or about February 22, 2021 to all shareholders of record of the Portfolio as of the close of business on January 13, 2021 (“Record Date”).

You are receiving this Proxy Statement because you are the owner of a variable annuity contract or variable universal life insurance policy (“Policy”) issued by New York Life Insurance and Annuity Corporation (“NYLIAC”), a Delaware corporation, and some or all of your Policy value was invested in the Portfolio as of the Record Date. Although NYLIAC is the record owner of the Portfolio’s shares, as an owner of a Policy (“Policy Owner”) issued by NYLIAC, you have the right to instruct NYLIAC how to vote the shares of the Portfolio attributable to your Policy at the Special Meeting. However, to make this Proxy Statement easier to read, Policy Owners are described as if they are voting directly on the Proposals (defined below) at the Special Meeting, as opposed to instructing NYLIAC how to vote on the Proposals. Additionally, Policy Owners are sometimes referred to in this Proxy Statement as “shareholders” for ease of reading purposes.

At the Special Meeting, and as specified in greater detail in this Proxy Statement, shareholders of the Portfolio will be asked to consider and approve the following proposals (“Proposals”):

1.	To approve a new subadvisory agreement between New York Life Investment Management LLC (“New York Life Investments”), the Portfolio’s investment manager, and Wellington Management Company LLP (“Wellington”) with respect to the Portfolio;
2.	To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with unaffiliated and affiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval; and
3.	Any other business that properly comes before the Special Meeting.

Proposal One corresponds to the repositioning (“Repositioning”) of the Portfolio, currently subadvised by MacKay Shields LLC (“MacKay”)1. At meetings held on January 21, January 25 and February 3, 2021, the Board, at the recommendation of New York Life Investments, considered and approved a new subadvisory agreement between New York Life Investments and Wellington with respect to the Portfolio, to be effective, if approved by shareholders, on or about May 1, 2021.

1 If shareholders approve Proposal One, the Portfolio will also undergo the following changes, which will take effect on or about May 1, 2021: (i) changing the Portfolio’s subadvisor from MacKay to Wellington; (ii) changing the Portfolio’s principal investment strategies and investment process; and (iii) changing the Portfolio’s name from “MainStay VP MacKay Small Cap Core Portfolio” to “MainStay VP Wellington Small Cap Portfolio.”

Approval of Proposal Two would authorize the Portfolio, and New York Life Investments as investment manager of the Portfolio, to rely on an exemptive order issued by the Securities and Exchange Commission, which permits New York Life Investments, under certain circumstances and with approval of the Board to enter into and/or materially amend agreements with unaffiliated and affiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval.

Although the Trustees have determined that each Proposal is in the best interests of the Portfolio, the final decision to approve the Proposals is up to you. The Proposals do not seek to change any benefits under your Policy. The Board recommends that you vote FOR each Proposal.

Due to the public health impact of the coronavirus pandemic (COVID-19), to mitigate potential risks to the health and safety of our shareholders and advisory and administrative personnel and to support the health and well-being of our shareholders, including social distancing measures, you will not be able to attend the Special Meeting in person. All shareholders are requested to vote over the Internet, by telephone or by completing, dating and signing the enclosed proxy card and returning it promptly. You may also vote telephonically at the Special Meeting if you choose to participate telephonically. To participate in the Special Meeting, please call the following number at 11:00 a.m. on April 5, 2020:

United States/International	888-632-5004
Participant Passcode	937930

In addition, shareholders will be asked to consider and vote on such other matters as may properly come before the Special Meeting. The Board knows of no matters that will be brought before the Special Meeting other than the Proposals.

Only shareholders who owned shares of the Portfolio on the Record Date are entitled to vote at the Special Meeting. Each share of the Portfolio that you owned as of the Record Date entitles you to one (1) vote with respect to the Proposals and such other matters as may properly come before the Special Meeting. Ownership of a fractional share entitles you to a fractional vote.

It is important for you to vote on the Proposals described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety because the explanations will help you to decide how to vote on the Proposals.

PROPOSAL ONE

APPROVAL OF A NEW SUBADVISORY AGREEMENT BETWEEN
NEW YORK LIFE INVESTMENT MANAGEMENT LLC AND WELLINGTON MANAGEMENT
COMPANY LLP WITH RESPECT TO THE PORTFOLIO

Proposal One relates to a proposed new subadvisory agreement between New York Life Investments and Wellington with respect to the Portfolio (“Proposed New Subadvisory Agreement”). The Proposed New Subadvisory Agreement is necessary for Wellington to manage the Portfolio under the Portfolio’s anticipated new investment program, as described in a supplement to the Portfolio’s prospectus and statement of additional information dated February 5, 2021.

At a meetings held on January 21, January 25 and February 3, 2021, the Board, including a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (“1940 Act”)), of the Trust (“Independent Trustees”), considered and approved the Proposed New Subadvisory Agreement pursuant to which Wellington will replace MacKay as subadvisor to the Portfolio to be effective on or about May 1, 2021, subject to shareholder approval of Proposal One. MacKay was approved as subadvisor to the Portfolio by shareholders of the Portfolio on April 19, 2016, and its continuance as subadvisor to the Portfolio was last approved by the Board at its meeting held on December 9-10, 2020.

What are Shareholders Being Asked to Approve?

The Portfolio’s shareholders are being asked to approve the Proposed New Subadvisory Agreement, pursuant to which Wellington will serve as subadvisor to the Portfolio. If shareholders do not approve Proposal One, New York Life Investments and the Board will consider other options that may be available to the Portfolio. In any case, the Portfolio would inform shareholders with respect to the specific changes in subadvisor or investment strategies that would take place, if any.

The Board’s recommendation that shareholders approve Proposal One is based on, among other things, the nature, extent and quality of the services the Board believes Wellington is capable of providing to the Portfolio. The primary factors the Board considered in concluding to recommend shareholders vote FOR Proposal One are summarized on the following pages.

Investment companies are required to obtain shareholder approval for certain types of proposals. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisors to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors

The Portfolio and New York Life Investments also reserve the right to make any changes in connection with the Repositioning if shareholders do not approve Proposal One, subject to any required approvals. The effectiveness of Proposal One, if approved by shareholders, is not contingent upon the approval of any other proposal by shareholders of the Portfolio.

What are the Anticipated Benefits of the Repositioning and the Proposed New Subadvisory Agreement?

The Portfolio has underperformed its benchmark and peer group since its inception. Given this underperformance, the Portfolio has not successfully attracted assets or experienced meaningful asset growth.

New York Life Investments believes that the potential benefits to shareholders resulting from the Repositioning and the Proposed New Subadvisory Agreement will provide the Portfolio with the opportunity for improved performance while still allowing shareholders the opportunity to gain exposure to small cap investments.

What did the Board Consider in Approving the Repositioning and the Proposed New Subadvisory Agreement?

In reaching the decisions to approve the Repositioning and Proposed New Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Wellington in connection with meetings of the Board and its Contracts, Investment and Risk and Compliance Oversight Committees held on January 21, January 25 and February 3, 2021, as well as other information furnished to the Board and its Committees throughout the year, as deemed relevant by the Trustees. In addition, the Board considered information previously provided to the Board in connection with its review of the subadvisory agreements for other funds in the MainStay Group of Funds, as deemed relevant to each Trustee. The Board also considered information furnished by Wellington in response to requests prepared on behalf of the Board, and in consultation with the Independent Trustees, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.

The Board took into account information provided in connection with its meetings throughout the year, including, among other items, information regarding the legal standards and fiduciary obligations applicable to its consideration of the Proposed New Subadvisory Agreement and investment performance reports on the Portfolio as well as presentations from New York Life Investments and Wellington personnel. The contract review process, including the structure and format for materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for a portion thereof, with senior management of New York Life Investments.

In considering the Repositioning and the Proposed New Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently, the factors considered by the Board are described in greater detail below and include, among other factors: (i) the nature, extent and quality of the services to be provided to the Portfolio by Wellington; (ii) the investment performance of the Portfolio, the qualifications of the proposed portfolio managers of the Portfolio and the historical investment performance of products managed by such portfolio managers with investment strategies similar to those of the Portfolio, as repositioned; (iii) the anticipated costs of the services to be provided, and profits expected to be realized, by Wellington from its relationship with the Portfolio; (iv) the extent to which economies of scale may be realized if the Portfolio grows and the extent to which economies of scale may benefit the Portfolio’s shareholders; and (v) the reasonableness of the Portfolio’s proposed subadvisory fee to be paid by New York Life Investments to Wellington and estimated total annual Portfolio operating expenses. Although the Board recognized that comparisons between the Portfolio’s proposed fees and estimated expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Portfolio’s proposed fees and estimated total annual Portfolio operating expenses as compared to the peer funds identified by New York Life Investments.

Although individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning and the Proposed New Subadvisory Agreement were based on a consideration of the information provided to the Trustees throughout the year, such as presentations from Wellington personnel, as well as information furnished specifically in connection with the contract review process for the Portfolio, in each case as deemed relevant to each Trustee. The Trustees noted that, throughout the year, the Trustees would be afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Wellington with respect to the Portfolio. The Board took note of New York Life Investments’ belief that Wellington, with its resources and historical investment performance track record for strategies similar to those of the Portfolio, as repositioned, is well qualified to serve as the Portfolio’s subadvisor. In addition to considering the above-referenced factors, the Board observed that in the marketplace, notably under variable life insurance policies and variable annuity contracts for which the Portfolio serves as an investment option, there are a range of investment options available to the Portfolio’s shareholders and such shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio.

The factors that figured prominently in the Board’s decisions to approve the Repositioning and the Proposed New Subadvisory Agreement are summarized in more detail below, and the Board did not consider any factor or information controlling in reaching such decisions.

Nature, Extent and Quality of Services to be Provided by Wellington

In considering the Repositioning and the Proposed New Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio, noting that New York Life Investments is responsible for supervising the Portfolio’s subadvisor. The Board examined the nature, extent and quality of the investment advisory services that Wellington proposed to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to Wellington:

•	experience in providing investment advisory services;

•	experience in serving as advisor or subadvisor to other accounts (noting that none of which are registered investment companies) with similar strategies as those of the Portfolio, as repositioned, and the performance track record of those accounts;

•	experience of investment advisory, senior management and administrative personnel;

•	overall legal and compliance environment, resources and history and policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Wellington;

•	New York Life Investments’ and Wellington’s belief that their respective compliance policies, procedures and systems are reasonably designed to prevent violation of the federal securities laws and their commitment to further developing and strengthening compliance programs relating to the MainStay Group of Funds generally and the Portfolio specifically;

•	ability to attract and retain qualified investment professionals and willingness to invest in personnel to service and support the Portfolio;

•	portfolio construction and risk management processes;

•	experience of the Portfolio’s proposed portfolio managers, including with respect to investment strategies similar to those of the Portfolio, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers; and

•	overall reputation, financial condition and assets under management.

Based on these considerations, the Board concluded that the Portfolio would likely benefit from the nature, extent and quality of the proposed investment advisory services to be provided by Wellington.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results over various periods in light of the Portfolio’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Portfolio’s performance provided to the Board throughout the year. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance compared to relevant investment categories and the Portfolio’s benchmark, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.

The Board also gave weight to its discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance and remediation efforts undertaken by New York Life Investments, and other alternatives to the Repositioning, and the Proposed New Subadvisory Agreement considered by New York Life Investments. In addition, the Board considered steps taken to seek to improve the Portfolio’s investment performance and discussions between the Portfolio’s current portfolio management team and the Investment Committee of the Board. The Board further considered that shareholders may benefit from Wellington’s investment process, including its portfolio construction and risk management processes. The Board noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio, as repositioned, was not available.

The Board evaluated the Portfolio’s proposed portfolio management team, investment process, strategies and risks. The Board noted that Wellington currently manages one or more portfolios with investment strategies similar to those of the Portfolio, as repositioned. Additionally, the Board considered the historical performance of such portfolio or portfolios and other portfolios managed by the proposed portfolio managers for the Portfolio. The Board observed that the composite performance information of such portfolio or portfolios, gross of fees for the periods ended November 30, 2020, versus the benchmark and the Portfolio, had been favorable over historical time periods (evaluated since March 31, 2018). The Board noted that the composite performance information had outperformed the benchmark index and the Portfolio over the one- and two-year periods ended November 30, 2020, and for 2019. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by Wellington.

Based on these considerations, the Board concluded that the selection of Wellington as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Wellington

The Board considered the anticipated costs of the services to be provided by Wellington under the Proposed New Subadvisory Agreement and the profits expected to be realized by Wellington due to its relationship with the Portfolio. The Board considered that Wellington’s subadvisory fee had been negotiated at arm’s-length by New York Life Investments and that these fees would be paid by New York Life Investments, not the Portfolio.

In evaluating the anticipated costs of the services to be provided by Wellington and profits expected to be realized by Wellington, the Board considered, among other factors, Wellington’s investments in, or willingness to invest in, personnel, systems, equipment and other resources and infrastructure to support and further enhance the services proposed to be provided to the Portfolio, and that New York Life Investments would be responsible for paying the subadvisory fee to Wellington. The Board also considered the financial resources of Wellington and acknowledged that Wellington must be in a position to attract and retain experienced professional personnel and to maintain a strong financial position for Wellington to be able to provide high-quality services to the Portfolio.

In considering anticipated costs and profitability, the Board also considered certain fall-out benefits that may be realized by Wellington due to its relationship with the Portfolio, including reputational and other indirect benefits. The Board recognized, for example, the potential benefits to Wellington from legally permitted “soft-dollar” arrangements by which brokers would provide research and other services to Wellington in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities. In addition, the Board also requested and received information from New York Life Investments concerning other material business relationships between Wellington and its affiliates and New York Life Investments and its affiliates, and considered the existence of a strategic partnership between New York Life Investments and Wellington that relates to certain current and future products that represented a conflict of interest associated with New York Life Investments’ recommendation to approve the Repositioning and the Proposed New Subadvisory Agreement.

The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and Wellington that a significant portion of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by Wellington. Additionally, the Board considered New York Life Investments’ representation that New York Life Investments would work closely with Wellington to seek to execute the optimal transition strategy and that New York Life Investments would make every effort to minimize potential direct and indirect costs associated with the Repositioning.

The Board considered that any profits realized by Wellington due to its relationship with the Portfolio would be the result of arm’s-length negotiations between New York Life Investments and Wellington, acknowledging that any such profits would be based on fees paid to Wellington by New York Life Investments, not the Portfolio.

Subadvisory Fee and Estimated Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fee to be paid under the Proposed New Subadvisory Agreement and the Portfolio’s estimated total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee to be paid by the Portfolio to New York Life Investments because the subadvisory fee to be paid to Wellington would be paid by New York Life Investments, not the Portfolio. The Board also considered the reasonableness of the subadvisory fee to be paid by New York Life Investments and the amount of the management fee expected to be retained by New York Life Investments.

In assessing the reasonableness of the Portfolio’s proposed fees and estimated expenses, the Board considered information provided by New York Life Investments on fees and expenses of peer funds. The Board also considered that in proposing fees for the Portfolio, New York Life Investments considers the competitive marketplace for mutual funds.

Based on the factors outlined above, the Board concluded that the Portfolio’s management fee and total ordinary operating expenses were within a range that is competitive and support a conclusion that these fees and expenses are reasonable.

Economies of Scale

The Board considered information regarding economies of scale, including whether the Portfolio’s proposed expense structure would permit economies of scale to be appropriately shared with the Portfolio’s beneficial shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance services.

Based on this information, the Board concluded that economies of scale are appropriately reflected for the benefit of the Portfolio’s beneficial shareholders through the Portfolio’s proposed expense structure and other methods to share benefits from economies of scale.

Conclusion

On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board, including the Independent Trustees voting separately, unanimously voted to approve the Repositioning and the Proposed New Subadvisory Agreement, subject to shareholder approval.

What are the Terms of the Proposed New Subadvisory Agreement?

A copy of the form of Proposed New Subadvisory Agreement is included as Exhibit A to this Proxy Statement. The material terms of the Proposed New Subadvisory Agreement are substantially identical to the terms of the current subadvisory agreement with MacKay with respect to the Portfolio. However, the subadvisory fee schedule to be paid to Wellington under the Proposed New Subadvisory Agreement is lower than the subadvisory fee schedule paid to MacKay under the current subadvisory agreement. Subadvisory fees are paid by New York Life Investments and not the Portfolio.

Pursuant to the Proposed New Subadvisory Agreement, Wellington would serve as the subadvisor to the Portfolio, and, on behalf of the Portfolio, would select the Portfolio’s investments and place all orders for purchases and sales of securities in accordance with the Portfolio’s investment objective, policies and restrictions, as stated in the Trust’s currently effective registration statement, subject to the supervision of New York Life Investments and oversight by the Board. In addition, Wellington would perform the following services:

•	make available to the Trust and New York Life Investments, promptly upon request, all of the Portfolio’s investment records and ledgers maintained by Wellington (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Portfolio) as are necessary to assist the Portfolio and New York Life Investments to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended, as well as other applicable laws;

•	furnish to regulatory agencies having the requisite authority information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Portfolio are being conducted in a manner consistent with applicable laws and regulations;

•	provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Portfolio and the issuers and securities represented in the Portfolio’s assets and furnish the Board such periodic and special reports with respect to the Portfolio as the Board and New York Life Investments may reasonably request;

•	provide reasonable assistance, upon request, to the custodian and portfolio accounting agent for the Portfolio in determining or confirming, consistent with the procedures and policies stated in the registration statement, the value of any portfolio securities or other assets of the Portfolio for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, Wellington; and

•	arrange for the transmission to the custodian and portfolio accounting agent for the Portfolio, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, SEDOL or other numbers that identify securities to be purchased or sold on behalf of the Portfolio, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Portfolio.

If shareholders approve Proposal One, it is anticipated that the Proposed New Subadvisory Agreement would go into effect on or about May 1, 2021, and, unless sooner terminated, would continue for an initial two-year term. Thereafter, the Proposed New Subadvisory Agreement would continue for successive one-year terms, provided that such continuation is approved at least annually by a vote of a majority of the Trustees or by a vote of “a majority of the outstanding voting securities” of the Portfolio (as defined in the 1940 Act), and, in either case, by a majority of the Independent Trustees, by a vote cast at a meeting called for such purpose. The Proposed New Subadvisory Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) or the assignment or termination of the Portfolio’s Management Agreement, which is discussed below. The Proposed New Subadvisory Agreement also may be terminated as follows: (i) by New York Life Investments at any time without penalty, upon sixty (60) days’ written notice to Wellington and the Trust; (ii) by the Trust at any time without payment of any penalty, upon the vote of a majority of the Board or a majority of the outstanding voting securities of the Portfolio, upon sixty (60) days’ written notice to New York Life Investments and Wellington; or (iii) by Wellington at any time without penalty, upon sixty (60) days’ written notice to New York Life Investments and the Trust.

The Proposed New Subadvisory Agreement provides that, except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, that Wellington, any affiliated person of Wellington, and each person, if any, who, within the meaning of Section 15 of the Securities Act of 1933, as amended, controls Wellington shall not be liable for, or subject to any damages, expenses or losses in connection with any act or omission connected with or arising out of any services rendered under the Proposed New Subadvisory Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of Wellington’s duties, or by reason of reckless disregard of Wellington’s obligations and duties under the Proposed New Subadvisory Agreement.

Under the Proposed New Subadvisory Agreement, Wellington may engage persons employed by an “affiliated person” of Wellington as defined in the 1940 Act, each of whom shall be treated as an “associated person” of Wellington, to assist it with providing its services under the Proposed New Subadvisory Agreement (including affiliates outside of the United States) to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act, the rules thereunder, and relevant positions of the SEC and its staff; provided, however, that Wellington will remain responsible for all actions taken by any persons in fulfillment of its obligations under the Proposed New Subadvisory Agreement.

In consideration for the services it provides to the Portfolio, New York Life Investments pays MacKay an annual fee, computed daily and paid monthly, calculated on the basis of the Portfolio’s average daily net assets as follows: 0.40% on assets up to $1 billion; 0.3875% on assets from $1 billion to $2 billion; and 0.375% on assets over $2 billion. MacKay received a total of $1,495,680 in subadvisory fees for the fiscal year ended December 31, 2020.

Under the Proposed New Subadvisory Agreement, Wellington would receive from New York Life Investments and not the Portfolio, an annual fee, computed daily and paid monthly, calculated on the basis of the Portfolio’s average daily net assets as follows: 0.39% on assets up to $1 billion; 0.3775% on assets from $1 billion to $2 billion; and 0.365% on assets over $2 billion. Also, Wellington will share a portion of any contractual or voluntary expense cap reimbursement or fee waivers implemented by New York Life Investments with respect to the Portfolio (i.e., the subadvisory fee paid to Wellington by New York Life Investments will be proportionally reduced to the extent that New York Life Investments waives fees or reimburses expenses)..

The subadvisory fee schedule to be paid to Wellington under the Proposed New Subadvisory Agreement is lower than the subadvisory fee schedule paid to MacKay under the current subadvisory agreement. Subadvisory fees are paid by New York Life Investments and not the Portfolio (i.e., the lower subadvisory fee schedule does not affect the management fees shareholders pay).

If the new subadvisory fee schedule had been in place for the fiscal year ended December 31, 2020, on a pro forma basis the subadvisory fees payable by New York Life Investments to Wellington would have been $1,476,234 which is $19,446 less than the actual subadvisory fees paid by New York Life Investments to MacKay for the fiscal year ended December 31, 2020, representing a 1% decrease in the effective subadvisory fee.

.Were there any Other Changes Approved by the Board in Connection With the Approval of the Proposed New Subadvisory Agreement?

In addition to considering and approving the Proposed New Subadvisory Agreement, subject to shareholder approval, at meetings held on January 21, January 25 and February 3, 2021, the Board considered and approved the Repositioning, which is expected to take effect on or about May 1, 2021. The Repositioning includes: (i) changing the Portfolio’s principal investment strategies and investment process; and (ii) changing the Portfolio’s name from “MainStay VP MacKay Small Cap Core Portfolio” to “MainStay VP Wellington Small Cap Portfolio.”

For additional information regarding these changes, please refer to the supplement to the Portfolio’s prospectus and statement of additional information dated February 5, 2021.

MANAGEMENT AGREEMENT

New York Life Investments, with a principal place of business located at 51 Madison Avenue, New York, New York 10010, serves as investment manager to the Portfolio pursuant to the Management Agreement between New York Life Investments and the Trust, on behalf of the Portfolio. New York Life Investments has managed the Portfolio since its inception. New York Life Investments was approved as the investment manager to the Portfolio by the sole initial shareholder of the Portfolio on April 19, 2016 and its continuance as the investment manager to the Portfolio was last approved by the Board at its meetings held on December 9-10, 2020.

The Management Agreement continues in effect from year to year only if such continuance is approved at least annually by the Board or by vote of “a majority of the outstanding voting securities” of the Portfolio (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by a vote cast at a meeting called for such purpose. The Management Agreement may be terminated as to the Portfolio at any time on sixty (60) days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding shares of the Portfolio, or by New York Life Investments. The Management Agreement also terminates automatically in the event of its “assignment” (as defined in the 1940 Act).

In conformity with the stated policies of the Portfolio, New York Life Investments administers the Portfolio’s business affairs. New York Life Investments also provides a comprehensive range of services, including providing offices, conducting clerical, recordkeeping and bookkeeping services and keeping most of the financial and accounting records required for the Portfolio.

The Management Agreement provides that New York Life Investments shall not be liable to the Trust for any error of judgment by New York Life Investments or for any loss sustained by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from New York Life Investments’ willful misfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the Management Agreement.

Under the Management Agreement, New York Life Investments may make the day-to-day investment decisions for the Portfolio or delegate any or all of its duties and responsibilities to one or more subadvisors, at its own expense. If New York Life Investments chooses to delegate to a subadvisor, New York Life Investments is responsible for, among other things, monitoring the subadvisor’s investment activities to help ensure compliance with regulatory restrictions. Regardless of whether it employs a subadvisor, New York Life Investments continuously reviews, supervises and administers the Portfolio’s investment program, including monitoring for compliance with regulatory restrictions by those managing the Portfolio’s assets.

The Portfolio pays New York Life Investments a management fee equal to 0.80% on assets up to $1 billion; 0.775% on assets from $1 billion to $2 billion; and 0.75% on assets over $2 billion. Additionally, New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Portfolio Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) of Initial Class shares do not exceed 0.74% of the Portfolio’s average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to Service Class shares. This agreement will remain in effect until May 1, 2022, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board of the Portfolio.

During the fiscal year ended December 31, 2020, New York Life Investments earned fees from the Portfolio in the amount of $3,469,922 and $478,562 were waived or reimbursed.

Exhibit B to this Proxy Statement sets forth the principal executive officers of New York Life Investments.

INFORMATION ABOUT WELLINGTON

Subject to shareholder approval, Wellington, under New York Life Investments’ supervision, will be responsible for making the decisions about the following: (i) buying, selling and holding securities and other investments; (ii) selecting brokers and brokerage firms to trade for the Portfolio; (iii) maintaining accurate records; and, (iv) if possible, negotiating favorable commissions and fees with the brokers and brokerage firms for the Portfolio. For these services, Wellington will be paid an annual fee, computed daily and paid monthly, by New York Life Investments, and not by the Portfolio, as detailed in the section above entitled, “What are the Terms of the Proposed New Subadvisory Agreement?”

Wellington has its global headquarters at 280 Congress Street, Boston, MA 02210. As of December 31, 2020, Wellington had over $1 trillion of assets under management.

Wellington is owned by Wellington Investment Advisors Holdings LLP, which is in turn owned by Wellington Group Holdings LLP and Wellington Management Group LLP (“WMG”). WMG is the ultimate parent of Wellington. WMG is a Massachusetts limited liability partnership, privately held by 177 partners, all fully active in the business of the firm. No single partner owns or has the right to vote more than 5% of the firm’s capital.

No officers or members of the Board are officers, employees, directors, general partners or shareholders of Wellington, or otherwise has any material direct or indirect interest in Wellington or any person controlling, controlled by or under common control with Wellington. In addition, since January 1, 2021, the beginning of the Trust’s current fiscal year, no members of the Board has had, directly or indirectly, a material interest in any material transaction or material proposed transaction to which Wellington, any of its parents or subsidiaries or any subsidiaries of a parent of any such entities was or is to be a party.

Wellington does not subadvise or advise any other mutual funds that have an investment objective similar to that of the Portfolio.

Exhibit C to this Proxy Statement sets forth the principal executive officers of Wellington.

Day-to-day management of the portion of the Portfolio managed by Wellington will be the primary responsibility of the following portfolio managers:

Portfolio Managers	Biographical Information
Gregg R. Thomas, CFA

Mr. Thomas is a Senior Managing Director and Director, Investment Strategy. He re-joined Wellington in 2002 and has 19 years of investment management experience.

Mr. Thomas received his BS in finance, with high distinction, from the University of Rhode Island (1992). He holds the Chartered Financial Analyst designation.

Roberto J. Isch, CFA

Mr. Isch is a Managing Director and Research Manager and joined Wellington in 2012. He has 14 years of investment management experience.

Mr. Isch earned his BA in political science from the College of the Holy Cross (2006). Additionally, he is a CFA® charterholder and is a member of the CFA Society Boston.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

In effecting purchases and sales of securities for the account of the Portfolio, Wellington would seek the best execution of the Portfolio’s orders, taking into account the factors specified in the Prospectus and Statement of Additional Information. In the course of seeking to obtain best execution, Wellington may place such orders with brokers and dealers who provide market, statistical and other research information to it. Wellington would be authorized, when placing Portfolio transactions for equity securities, when consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, the rules and interpretations of the SEC thereunder, and Wellington’s policies, to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction due to Wellington’s receipt of market, statistical and other research information.

NYLIFE Securities LLC (“NYLIFE Securities”), an affiliate of New York Life Investments, may act as a broker for the Portfolio. NYLIFE Securities is a wholly-owned subsidiary of NYLIFE LLC, which is a wholly-owned subsidiary of New York Life Insurance Company, the indirect parent of New York Life Investments. NYLIFE Securities is therefore an “Affiliated Broker,” as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended. There were no brokerage commissions paid by the Portfolio to NYLIFE Securities or any other affiliated broker for the Portfolio’s most recently completed fiscal year ended December 31, 2020.

Wellington has a broker-dealer affiliate, Wellington Funds Distributors Inc. Wellington Funds Distributors Inc. does not engage in lending, securities underwriting, or proprietary trading. Wellington Funds Distributors Inc.’s business is limited to introducing U.S. prospects and clients to the investment management capabilities of Wellington, including to prospects who ultimately may purchase interests in Wellington private funds and certain SEC-registered investment companies. Wellington does not direct trades through Wellington Funds Distributors Inc., nor does this broker-dealer affiliate have the capability to process such trades. Wellington Funds Distributors Inc. is therefore an “Affiliated Broker,” as defined in Schedule 14A under the Securities Exchange Act of 1934, as amended.

There were no fees paid by the Portfolio to Wellington, its affiliated persons or any affiliated person of such person for the fiscal year ended December 31, 2020.

EXPENSES IN CONNECTION WITH THE REPOSITIONING

Portfolio holdings turnover related to the Repositioning is anticipated to be as high as approximately 90%. This turnover would be in addition to the normal holdings turnover that would be experienced by the Portfolio as a result of its normal investment operations and redemption activity. Direct portfolio transaction costs associated with the Repositioning are currently estimated to be approximately $165,000 to $170,000. The Portfolio and New York Life Investments will equally share in the direct transaction costs associated with the Portfolio’s transition.

In addition to direct portfolio transaction costs (e.g., brokerage commissions, transaction charges and related fees charged to the Portfolio), there will be potential indirect costs in connection with the Repositioning. For example, the process of buying and selling securities in connection with the Repositioning may impact the financial markets, resulting in market-impact cost to the Portfolio. The Portfolio will bear these indirect portfolio transaction costs. Following discussions with the Board, New York Life Investments represented that Wellington would institute measures designed to seek to minimize the impact of these indirect transaction costs on the Portfolio. In addition, New York Life Investments committed to provide the Board with a report on all transaction costs (both direct and indirect) incurred in connection with the Repositioning.

TAX IMPLICATIONS OF THE REPOSITIONING

The Portfolio is expected to recognize a gain or loss for federal income tax purposes in connection with the Repositioning, However, because the Portfolio is an investment option for variable annuity contracts and variable universal life insurance policies, it is not anticipated that any required capital gains distribution will be currently taxable to shareholders. You should seek the advice of a tax advisor to determine how this distribution will impact your individual tax situation.

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BOARD RECOMMENDATION

THE BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE PORTFOLIO VOTE “FOR” THE APPROVAL OF THE PROPOSED NEW SUBADVISORY AGREEMENT.

PROPOSAL TWO

APPROVAL TO PERMIT NEW YORK LIFE INVESTMENTS, UNDER CERTAIN CIRCUMSTANCES, TO ENTER INTO AND/OR MATERIALLY AMEND AGREEMENTS WITH UNAFFILIATED AND AFFILIATED SUBADVISORS WITHOUT OBTAINING SHAREHOLDER APPROVAL

You are being asked to approve a proposal to permit New York Life Investments, in its capacity as the investment manager to the Portfolio, subject to Board oversight, to enter into, and/or materially amend, subadvisory agreements with unaffiliated and affiliated subadvisors retained by New York Life Investments, to manage the Portfolio, with prior Board approval but without obtaining shareholder approval. Such an advisory structure is referred to as a “manager-of-managers” arrangement. Many of the funds/portfolios in the MainStay Fund Complex, currently operate under some form of this advisory structure. However, the Portfolio does not do so.

Currently, the 1940 Act precludes such an arrangement without receiving exemptive relief from the SEC. Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement also applies to the appointment of subadvisors.

New York Life Investments and the Trust have obtained an exemptive order (i.e., the Order) 2 from the SEC permitting New York Life Investments, on behalf of the Portfolio and subject to certain conditions and the approval of the Board, including a majority of the Independent Trustees, to hire unaffiliated subadvisors and subadvisors that are wholly-owned subsidiaries (as defined in the 1940 Act) of New York Life Investments, or a sister company of New York Life Investments that is a wholly-owned subsidiary of a company that, indirectly or directly, wholly owns New York Life Investments (i.e., a Wholly-Owned Subadvisor), or make material amendments to subadvisory agreements with existing unaffiliated and Wholly-Owned Subadvisors to the Portfolio. Under the 1940 Act, a company is a wholly-owned subsidiary of another company if 95 percent or more of its outstanding securities are owned by that other company or a wholly-owned subsidiary of that other company. For the Portfolio to be able to rely on the exemptive relief provided under the Order, which superseded a prior order that provided relief only with respect to unaffiliated subadvisors, shareholders must first approve the exemptive relief.

In addition, On May 29, 2019, the SEC issued an exemptive order obtained by Carillon Series Trust, et al.3 that would permit the trust and its investment adviser, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with unaffiliated and any subadvisor that is an affiliated person, as defined in Section 2(a)(3) of the 1940 Act (“Affiliated Subadvisors”). On July 9, 2019, the SEC staff issued a no-action letter to the BNY Mellon family of funds and BNY Mellon Investment Adviser, Inc. (the “BNYM No-Action Letter”) stating that the staff would not recommend enforcement action if a fund complex and adviser that previously obtained a “manager of managers” exemptive order extends that order to cover Affiliated Subadvisors without seeking an amended exemptive order from the SEC. The SEC staff’s no-action position is conditioned on compliance with the conditions set forth in the Carillon Order. If Proposal Two is approved by shareholders, the Trust and New York Life Investments intends to rely on the Carillon Order and comply with its conditions.

Under this Proposal Two, approval by the Board, including a majority of the Independent Trustees, will continue to be required before the Portfolio may enter into any new subadvisory agreements. However, if shareholders approve this Proposal Two, a shareholder vote will no longer be required to approve subadvisory agreements with affiliated and unaffiliated subadvisors or material changes to such agreements, thereby limiting somewhat the shareholders’ control over the Portfolio’s operations, but permitting the Portfolio to operate more efficiently and cost-effectively.

2 See The MainStay Funds, et al., Rel. No. IC-31597 (May 11, 2015) (Notice); Rel. No. IC-31663 (Jun. 8, 2015) (Order), File No. 812-14360

3 See Carillon Series Trust, et al., Rel. No. IC-33464 (May 2, 2019) (Notice); Rel. No. IC-33494 (May 29, 2019) (Order), File No. 812-14194-03 (the “Carillon Order”).

By approving Proposal Two, shareholders are approving the operation by the Portfolio in a manager-of-managers structure under any such terms or conditions necessary to satisfy the conditions of the Order. Shareholders are also approving any manager-of-managers structure as may be permitted now or in the future pursuant to exemptive relief, law, rule or guidance from the SEC or its staff.

It is anticipated that, if approved by shareholders, Proposal Two would take effect on or about May 1, 2021.

How Would the Expanded “Manager-of-Managers” Arrangement Benefit the Portfolio and the Shareholders?

The Board believes that it is in the best interests of the Portfolio and its shareholders to provide New York Life Investments and the Board with increased flexibility to recommend changes in subadvisors and to change subadvisors without incurring the significant delay and expense associated with obtaining prior shareholder approval. The Board believes that the manager-of-managers arrangement under the Order would permit the Portfolio to operate more efficiently and cost-effectively than it is able to operate under the Order.

Currently, the Trust must call and hold a shareholder meeting of the Portfolio before it may appoint a new subadvisor or materially amend a subadvisory agreement with a subadvisor. Each time a shareholder meeting is called, the Trust must create and distribute proxy materials and solicit proxy votes from the Portfolio’s shareholders. This process is time-consuming and costly, and such costs are sometimes borne by the Portfolio, thereby reducing shareholders’ investment returns.

As the investment manager to the Portfolio, New York Life Investments currently monitors the performance of MacKay and, beginning on or about May 1, 2021 will monitor the performance of Wellington as subadvisor to the Portfolio if Proposal One is approved by shareholders. Also, New York Life Investments is currently responsible for recommending to the Board whether a subadvisory agreement should be entered into, continued or terminated with respect to the Portfolio. In determining whether to recommend to the Board the continuation or termination of a subadvisory agreement, New York Life Investments considers several factors, including the Subadvisor’s performance record while subadvising the Portfolio. When a shareholder invests in the Portfolio, the shareholder effectively hires New York Life Investments to manage the assets of the Portfolio, either directly or via one or more subadvisors under New York Life Investments’ supervision. Therefore, the Board believes that shareholders already expect that New York Life Investments and the Board will take responsibility for overseeing any subadvisors engaged for the Portfolio and for recommending whether a particular subadvisor should be hired, terminated, or replaced. Considering the contractual arrangements under which the Portfolio has engaged New York Life Investments as the investment manager and New York Life Investments’ experience in overseeing and recommending subadvisors, the Board believes it would be appropriate to allow New York Life Investments to recommend, monitor, and evaluate unaffiliated and affiliated subadvisors directly, subject to the Board’s oversight. This approach would avoid the considerable costs and significant delays associated with seeking shareholder approval for entering into subadvisory agreements, on behalf of the Portfolio, with a subadvisor or materially amending such agreements. Further, such an approach would be consistent with shareholders’ current expectations that New York Life Investments will use its experience and expertise to recommend qualified candidates to serve as subadvisors and would permit New York Life Investments to more efficiently and effectively take steps intended to meet such expectations.

If shareholders approve Proposal One, the Board would continue to oversee the selection and engagement of subadvisors. Further, the Board would continue to evaluate and consider for approval all new subadvisory agreements and all amendments to existing agreements. Also, under the 1940 Act and the terms of the individual subadvisory agreements, the Board would continue to be required to review and consider each of the subadvisory agreements for renewal annually, after the expiration of an initial two-year term. Prior to entering into, renewing, or amending a subadvisory agreement, New York Life Investments and the relevant subadvisor have a legal duty to furnish the Board with such information as may reasonably be necessary to evaluate the terms of the agreement.

Finally, several of the other funds/portfolios in the MainStay Fund Complex are currently permitted to operate under the Order, and shareholders of several of these funds/portfolios have approved the operation under any future rule or SEC relief that would allow the application of a manager-of-managers structure to any affiliated subadvisor. As a result, if shareholders approve this Proposal Two, the Portfolio would be able to operate in a similar manner as these other funds/portfolios in the MainStay Fund Complex. If shareholders do not approve this Proposal Two, the Trust will continue to be required to solicit shareholder approval to appoint an unaffiliated and affiliated subadvisor or to materially amend a subadvisory agreement with a subadvisor.

In addition, the effectiveness of Proposal Two, if approved by shareholders of the Portfolio, is not contingent upon the approval by shareholders of the Portfolio of Proposal One or any other proposal properly brought before the Special Meeting.

Would Proposal Two Have Any Effect on the Advisory Fees Paid by the Portfolio to New York Life Investments or the Quality of Advisory Service the Portfolio Receives?

This Proposal Two would not directly affect the amount of management fees paid by the Portfolio to New York Life Investments. When entering into and amending subadvisory agreements, New York Life Investments has negotiated and will continue to negotiate fees paid to the subadvisors for their services. Also, New York Life Investments has and shall continue to pay subadvisory fees from its own assets. The fees paid to New York Life Investments by the Portfolio are considered by the Board in approving and renewing the management and subadvisory agreements. Further, whether or not shareholders approve Proposal Two, New York Life Investments will continue to be required to provide the same level of management and administrative services to the Portfolio as it currently provides, in accordance with the Management Agreement between New York Life Investments and the Trust, on behalf of the Portfolio, and other agreements. In addition, if shareholders approve Proposal Two any new subadvisors retained on behalf of the Portfolio would be expected to provide a level and quality of services that is consistent with the services provided by the Portfolio’s then current subadvisor or subadvisors.

What are the Terms of the Order?

The Order grants the Trust and New York Life Investments an exemption from the provisions of Section 15(a) of the 1940 Act and Rule 18f-2 thereunder to the extent necessary to permit New York Life Investments and the Trust, on behalf of the Portfolio, to: (a) engage new or additional Wholly-Owned Subadvisors or unaffiliated subadvisors; (b) enter into and/or modify existing subadvisory agreements with Wholly-Owned Subadvisors or unaffiliated subadvisors; and (c) replace subadvisors with Wholly-Owned Subadvisors or unaffiliated subadvisors without the approval of shareholders.

Under the terms of the Order, the Trust and New York Life Investments would be subject to several conditions imposed by the SEC if shareholders approve this Proposal Two. For example, within 90 days after a change in the Portfolio’s subadvisor or a material change to a subadvisory agreement, the Trust would be required to provide the Portfolio’s shareholders with an information statement containing information about the subadvisor and the subadvisory agreement, containing information similar to that which would have been provided in a proxy statement seeking shareholder approval of such an arrangement or change thereto. The Trust also would be required to comply with certain Portfolio governance requirements. The Order also provides relief from certain regulatory requirements to permit the disclosure by the Portfolio of aggregated, as opposed to individual, information about the fees paid to subadvisors.

Under the terms of the BNYM No-Action Letter, the Trust and New York Life Investments may rely on the Carillon Order, which would extend the exemptive relief provided in the Order to permit the Trust and New York Life Investments, subject to the approval of the Board, but without the need for shareholder approval, to enter into and materially amend subadvisory agreements with Affiliated Subadvisors, provided the conditions set forth in the Carillon Order are complied with. If Proposal Two is approved by shareholders, the Trust and New York Life Investments intends to rely on the Carillon Order and comply with its conditions.

Shareholder approval of Proposal Two would provide more flexibility and allow New York Life Investments to operate with greater efficiency and cost-effectiveness than under the current structure.

By approving Proposal Two, shareholders are approving the operation by the Portfolio in a manager-of-managers structure under the Order and any other manager-of-managers structure as may be permitted now or in the future by applicable exemptive relief, law, rule or guidance from the SEC or its staff, including the Carillon Order as permitted by the BNYM No-Action Letter.

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BOARD RECOMMENDATION

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF

THE PORTFOLIO VOTE ‘‘FOR’’ PERMITTING NEW YORK LIFE INVESTMENTS,

UNDER CERTAIN CIRCUMSTANCES, TO ENTER INTO AND/OR

MATERIALLY AMEND AGREEMENTS WITH AFFILIATED AND

UNAFFILIATED SUBADVISORS WITHOUT

OBTAINING SHAREHOLDER APPROVAL.

VOTING INFORMATION

This Proxy Statement is being provided in connection with the solicitation of proxies by the Board to solicit your vote for the Proposals at the Special Meeting, which will be held telephonically on April 5, 2021, at 11:00 a.m. Eastern time.

You may vote in one of four ways:

☐	complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);

☐	vote on the Internet at the website address printed on your proxy card;

☐	call the toll-free number printed on your proxy card; or

☐	vote in-person telephonically at the Special Meeting.

Please note, to vote via the Internet or telephone, you will need the “control number” that appears on your proxy card. Not all voting options may be available to you. Please see your proxy card for more details.

You may revoke a proxy once it is given, as long as it is submitted within the voting period, by submitting a later-dated proxy or a written notice of revocation to the Portfolio. You may also revoke your proxy by attending the telephonic Special Meeting and voting your shares. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy, or, if no specification is made, FOR each Proposal.

Only shareholders of the Portfolio as of the close of business on the Record Date are entitled to receive notice of and to vote at the Special Meeting. Each share held as of the close of business on the Record Date is entitled to one vote, ownership of a fractional share entitles the holder to a fractional vote. The presence in person (telephonically) or by proxy of shareholders (i.e., an insurance company as the record owner of the Portfolio’s shares) of 33 1/3% of the shares entitled to vote at the Special Meeting will constitute a quorum for the conduct of all business. When a quorum is present, approval of the Proposals will require the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Portfolio, which is defined in the 1940 Act as the lesser of: (1) 67% or more of the voting securities of a portfolio present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities of the portfolio are present in person (telephonically) or represented by proxy, or (2) more than 50% of the outstanding voting securities of the portfolio.

NYLIAC, as the holder of record of shares of the Portfolio, is required to “pass through” to its Policy Owners the right to vote shares of the Portfolio. MainStay VP Funds Trust expects that NYLIAC will vote 100% of the shares of the Portfolio held by its separate account(s) in accordance with instructions from its Policy Owners. Under an “echo voting policy,” NYLIAC will vote shares for which no instructions have been received from its Policy Owners and any other shares that it or its affiliates own in their own right in the same proportion as it votes shares for which it has received instructions. No minimum number of voting instructions from Policy Owners is required before NYLIAC may vote the shares for which no voting instructions have been received. Because NYLIAC will vote its shares of the Portfolio in the same proportion as votes submitted by Policy Owners, it is possible that a small number of Policy Owners could determine the outcome of a proposal. Furthermore, as the majority record owner of the Portfolio’s shares, NYLIAC’s presence at the Special Meeting constitutes a quorum for the transaction of business.

The Special Meeting may be adjourned from time to time by vote of a majority of the shares represented at the Special Meeting in person (telephonically) or by proxy, whether or not a quorum is present, and the Special Meeting may be held as adjourned within a reasonable time after the original date set for the Special Meeting without further notice, provided that the time and place of the adjourned Special Meeting is announced during the meeting at which adjournment occurred; such adjourned meeting takes place within sixty (60) calendar days from the date set for the original Special Meeting; and a new record date of the adjourned Special Meeting is not fixed. The persons named as proxies will vote those shares that they are entitled to vote in favor of adjournment if adjournment is necessary to obtain a quorum or to obtain a favorable vote on any proposals. Business may be conducted once a quorum is present and may continue until adjournment of the Special Meeting. At any adjourned Special Meeting, the Trust may transact any business which might have been transacted at the original Special Meeting.

Abstentions will be treated as present with respect to quorum, but will not be included in the denominator for purposes of calculating the number of votes required to approve any proposal to adjourn the Special Meeting.  Abstentions will have the same effect as votes against the Proposals, which can have the effect of causing shareholders who choose to abstain or choose not to provide voting instructions to their brokers or nominees to prevail over shareholders who cast votes for the Proposals or provide voting instructions to their brokers or nominees.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to the Proposals, the shares will be voted in favor of the Proposals.

The Board knows of no matters other than those described in this Proxy Statement that will be brought before the Special Meeting. If, however, any other matters properly come before the Special Meeting, it is the Board’s intention that proxies will be voted on such matters based on the judgment of the persons named in the enclosed form of proxy. The proxies, in their discretion, may vote upon such other matters as may properly come before the Special Meeting.

Future Shareholder Proposals. A Policy Owner may request inclusion of certain proposals for action in the Trust’s proxy statement and on the Trust’s proxy card for shareholder meetings which the Policy Owner intends to introduce at such meeting. Any Policy Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders’ meeting should send their written proposals to the MainStay VP Funds Trust at 51 Madison Avenue, New York, New York 10010. Any Policy Owner proposals must be presented within a reasonable time before the proxy materials for the next meeting are sent to Policy Owners to be considered for inclusion in the proxy materials. The timely submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

Solicitation Expenses and Other Expenses Related to the Special Meeting. Proxies will be solicited via regular mail and also may be solicited via telephone, e-mail or other personal contact by personnel of New York Life Investments, the Portfolio, their respective affiliates, or, in New York Life Investments’ discretion, a commercial firm retained for this purpose. The Portfolio has retained DiCosta Partners to provide proxy solicitation services in connection with the Special Meeting. Those proxy solicitation services include printing, mailing and vote tabulation, and are expected to be approximately $80,000 to $90,000. The direct expenses relating to the Special Meeting, including the preparation, distribution, solicitation, and tabulation of the proxy, including the costs of the proxy solicitor, and costs related to the necessary prospectus supplements are estimated to be approximately $110,000 to $130,000 and will be borne by the Portfolio and New York Life Investments equally. The Portfolio also will reimburse upon request persons holding shares as nominees for their reasonable expenses in sending soliciting material to their principals.

OTHER INFORMATION

Ownership of Shares

As of the Record Date, the Portfolio had 42,797,294 shares outstanding. As of the Record Date, there were 16,831,548 Initial Class shares outstanding and 25,965,746 Service Class shares outstanding. The following table contains information about the shareholders that owned of record or beneficially five percent or more of a class of the Portfolio’s outstanding shares as of the Record Date.

CLASS OF SHARES	NAME AND ADDRESS	NUMBER OF SHARES OWNED	PERCENTAGE OF CLASS
Initial Class	NVA III	1,788,595.450000	10.6%
	VUL	4,020,263.760000	23.9%
	MainStay VP Growth Allocation Fund	2,751,253.725000	16.3%
	MainStay VP Moderate Allocation Fund	1,326,532.384000	7.9%
	MainStay VP Moderate Growth Allocation Fund	5,150,571.328000	30.6%
Service Class	NVA III	7,767,367.907000	29.9%
	NVA IV	18,198,378.155000	70.1%

The address for each shareholder is 51 Madison Avenue, New York, New York 10010.

As of the Record Date, the officers and Trustees of the Portfolio as a group owned less than 1% of the Portfolio.

Vote of Portfolio Shares by New York Life Investments.

MainStay VP Funds Trust also has four asset allocation portfolios (the “Asset Allocation Portfolios”), which may invest in and own shares of the Portfolio directly. Please note that New York Life Investments, the Asset Allocation Portfolios’ investment manager, will vote the shares of these Asset Allocation Portfolios pursuant to established policies and procedures designed to address potential conflicts of interest that may arise in this context, which may include causing the shares held by the Asset Allocation Portfolios to be voted in accordance with the recommendation of an independent service provider.

Householding

Unless you have instructed the Portfolio not to, only one copy of this proxy solicitation may be mailed to multiple Policy Owners who the Trust share a mailing address (a “Household”). If you need additional copies of this proxy solicitation, please contact the Trust by calling toll-free 800-598-2019. If you do not want the mailing of your proxy solicitation materials to be combined with those of other members of your Household in the future, or if you are receiving multiple copies and would rather receive just one copy for your Household, please inform the Trust in writing New York Life Insurance and Annuity Corporation, Attn: MainStay VP Funds Trust, 51 Madison Avenue, New York, New York 10010, or call toll-free 800-598-2019.

Shareholder Reports

The Portfolio will furnish without charge, upon request, a printed version of the most recent Annual/Semiannual Reports to Policy Owners. To obtain information, or for shareholder inquiries, write to New York Life Insurance and Annuity Corporation, Attn: MainStay VP Funds Trust, 51 Madison Avenue, New York, New York 10010, or call toll-free 800-598-2019.

Distributor

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, New Jersey 07302, a limited liability company organized under the laws of Delaware, serves as the Portfolio’s principal underwriter and distributor for the Portfolio’s shares pursuant to an Amended and Restated Distribution Agreement dated August 1, 2014.

Administrator

Pursuant to the Management Agreement with respect to the Portfolio, New York Life Investments, subject to the oversight of the Board, and in conformity with the stated policies of the Portfolio, administers the Portfolio’s business affairs.

PO Box 9206, Canton, MA 02021-9905		VOTE BY MAIL
	1.	Read the proxy statement.
	2.	Check the appropriate box(es) on the reverse side of the voting instruction card.
	3.	Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE
1.	Read the proxy statement and locate your control number below.

2.	Gotowww.proxyvotenow.com/MVPM

3.	Follow the simple instructions.

VOTE BY PHONE
1.	Read the proxy statement and locate your control number below.
2.	Call toll-free 866-849-8132
3.	Follow the simple instructions.

PLEASE DETACH AT PERFORATION BEFORE MAILING.

MAINSTAY VP FUNDS TRUST

MAINSTAY VP MACKAY SMALL CAP CORE PORTFOLIO 51 MADISON AVENUE, NEW YORK, NEW YORK 10010

NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2021

The undersigned, revoking any previously executed voting instruction cards, hereby directs the above-named Insurance Company to vote all shares of the MainStay VP MacKay Small Cap Core Portfolio (the “Portfolio”), a series of MainStay VP Funds Trust (“Trust”) in which the undersigned had an interest as a policy owner on January 13, 2021, at the Special Meeting of Shareholders, tobe held via audio teleconference on April 5, 2021 at 11:00 a.m., Eastern time or at any adjournments thereof. Receipt of the related proxy statement and accompanying Notice of Special Meeting that describes the matters to be considered and voted on is hereby acknowledged.

If you fail to return this Voting Instruction Card, depending on your separate account, the Insurance Company will vote all shares of the Portfolio(s) attributable to your account value in proportion to the votes of policy owners allocating assets to such Portfolio for which voting instructions are received by the Insurance Company.

Shares will be voted in the same manner specified in this Voting Instruction Card when properly executed and delivered. If no direction is made when the duly executed Voting Instruction Card is returned, the Insurance Company will vote in favor of the Proposals.

CONTROL NUMBER

This section must be completed for your vote to be counted.	AUTHORIZED SIGNATURE(S)

Signature(s) and Title(s) if applicable Sign in the box above.

Date

NOTE: Please sign exactly as your name(s) appear(s) on this voting instruction card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 5, 2021.Theproxystatementforthismeetingisavailableat:www.proxyvotenow.com/MVPM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE DETACH AT PERFORATION BEFORE MAILING.

In their discretion, the Proxiesareauthorizedtovote onany other businessas may properlycome beforethe Meeting orany adjournment(s) thereof.

TO VOTE – Mark boxes below in blue or black ink as shown in this example: ☒

THE BOARD OF TRUSTEES OF MAINSTAY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	To approve a new subadvisory agreement between New York Life Investment Management LLC (“New York Life Investments”),the Portfolio’s investment manager, and Wellington Management Company LLP with respect to the Portfolio;	☐	☐

2.	To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with unaffiliated and affiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval and;	☐

3.	Any other business that properly comes before the Special Meeting.		☐	☐

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your Voting
Instruction Cardas soon as possible.

Your vote is important regardless of the number of shares owned.

PLEASE VOTE ALL YOUR VOTING INSTRUCTION CARDS IF YOU RECEIVED MORE THAN ONE
CARD DUE TO MULTIPLE INVESTMENTS IN THE PORTFOLIO. PLEASE SIGN AND
DATE ON THE REVERSE SIDE AND RETURN THIS VOTING INSTRUCTION CARD
USING THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING

PO Box 9206, Canton, MA 02021-9905		VOTE BY MAIL
	1.	Read the proxy statement.
	2.	Check the appropriate box(es) on the reverse side of the proxy card.
	3.	Sign, date and return the proxy card in the envelope provided.

VOTE ONLINE
1.	Read the proxy statement and locate your control number below.
2.	Go to www.proxyvotenow.com/MVPM
3.	Follow the simple instructions.

VOTE BY PHONE
1.	Read the proxy statement and locate your control number below.
2.	Call toll-free 866-849-8132
3.	Follow the simple instructions.

PLEASE DETACH AT PERFORATION BEFORE MAILING.

MAINSTAY VP FUNDS TRUST

MAINSTAY VP MACKAY SMALL CAP CORE PORTFOLIO

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 5, 2021

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Meeting”) of the MainStay VP MacKay Small Cap Core Portfolio (the “Portfolio”), a series of MainStay VP Funds Trust (“Trust”), will be held via audio teleconference on April 5, 2021 at 11:00 a.m., Eastern time, The Board of Trustees of the Trust has fixed the close of business on January 13, 2021 as the Record Date for determination of shareholders of the Portfolio entitled to notice of, and to vote at, the Meeting, or any adjournments or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints J. Kevin Gao, Thomas C. Humbert, Jr., and Brian J. McGrady and each of them, as proxies with the power to appoint his substitute, and hereby authorizes them to represent and to vote as designated below, all of the shares of the Portfolio held of record by the undersigned and to vote those shares of the Portfolio that the undersigned is entitled to vote at the Meeting, or at any adjournments or postponements thereof. The undersigned hereby revokes any prior proxy to vote at such Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED HEREOF, AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO DIRECTIONIS MADE ASREGARDS TO A PROPOSAL INCLUDED INTHE PROXY STATEMENT,SUCH VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” SUCH PROPOSAL.

CONTROL NUMBER AUTHORIZED

SIGNATURE(S)
This section must be completed for your vote to be counted.

Signature(s) and Title(s) if applicable Sign in the box above.

Date

NOTE: Please sign exactly as your name(s) appear(s) on this proxy card. If signing for estates, trusts or other fiduciaries, your title or capacity should be stated and where more than one name appears, a majority must sign. If shares are held jointly, one or more joint owners should sign personally. If a corporation, the signature should be that of an authorized officer who should state his or her title.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on April 5, 2021. The proxy statement for this meeting is available at: www.proxyvotenow.com/MVPM

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

PLEASE DETACH AT PERFORATION BEFORE MAILING.

In their discretion, the Proxies are authorized to vote on any other business as may properly come before the Meeting or any adjournment(s) thereof.

TO VOTE – Mark boxes below in blue or black ink as shown in this example: ☒

THE BOARD OF TRUSTEES OF MAINSTAY UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSALS:

		FOR	AGAINST	ABSTAIN
1.	To approve a new subadvisory agreement between New York Life Investment Management LLC (“New York Life Investments”),the Portfolio’s investment manager, and Wellington Management Company LLP with respect to the Portfolio;	☐	☐

2.	To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with unaffiliated and affiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval and;	☐

3.	Any other business that properly comes before the Special Meeting.		☐	☐

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

To avoid the additional expense of further solicitation, we strongly urge you to review, complete and return your
Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned.

PLEASE VOTE ALL YOUR BALLOTSIFYOURECEIVEDMORE THAN ONE BALLOT DUE TO
MULTIPLE INVESTMENTS INTHE PORTFOLIO. PLEASE SIGN AND DATE ON THE REVERSE
SIDE AND RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

THANK YOU FOR VOTING

EXHIBIT A

MAINSTAY FUNDS TRUST

THE MAINSTAY FUNDS

MAINSTAY VP FUNDS TRUST

FORM OF SUBADVISORY AGREEMENT

This Subadvisory Agreement, is effective as of the [ ]th day of [ ], 2021 (the “Agreement”), between New York Life Investment Management LLC, a Delaware limited liability company (the “Manager”) and Wellington Management Company LLP, a Delaware limited liability partnership (the “Subadvisor”).

WHEREAS, MainStay Funds Trust, The MainStay Funds and MainStay VP Funds Trust (each a “Trust” and collectively, the “Trusts”) each are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company; and

WHEREAS, each Trust is authorized to issue separate series, each of which may offer a separate class of shares of beneficial interest, each series having its own investment objective or objectives, policies and limitations; and

WHEREAS, each Trust currently offers shares in multiple series, may offer shares of additional series in the future, and intends to offer shares of additional series in the future; and

WHEREAS, the Manager has entered into an Amended and Restated Management Agreement with each Trust, on behalf of its separate series, as amended (the “Management Agreement”); and

WHEREAS, under the Management Agreement, the Manager has agreed to provide certain investment advisory and related administrative services to each Trust; and

WHEREAS, the Management Agreement permits the Manager to delegate certain of its investment advisory duties under the Management Agreement to one or more subadvisors; and

WHEREAS, the Manager wishes to retain the Subadvisor to furnish certain investment advisory services to one or more of the series of each Trust and manage such portion of each Trust as the Manager shall from time to time direct, and the Subadvisor is willing to furnish such services;

NOW, THEREFORE, in consideration of the premises and the promises and mutual covenants herein contained, it is agreed between the Manager and the Subadvisor as follows:

1.            Appointment. The Manager hereby appoints the Subadvisor to act as the investment subadvisor to each series designated on Schedule A of this Agreement (each a “Series”) with respect to all or a portion of the assets of the Series designated by the Manager as allocated to the Subadvisor (“Allocated Assets”) subject to such written instructions, including any redesignation of Allocated Assets and supervision as the Manager may from time to time furnish for the periods and on the terms set forth in this Agreement. The Subadvisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. The Subadvisor will be under no duty to supervise, direct the investment of, or otherwise monitor any assets of a Series other than the Allocated Assets.

In the event the Trust designates one or more series other than the Series with respect to which the Manager wishes to retain the Subadvisor to render investment advisory services hereunder, it shall notify the Subadvisor in writing. If the Subadvisor is willing to render such services, it shall notify the Manager in writing, whereupon such series shall become a Series hereunder, and be subject to this Agreement, and Schedule A shall be revised accordingly.

2.            Portfolio Management Duties. Subject to the supervision of each Trust’s Board of Trustees (“Board”) and the Manager, the Subadvisor will provide a continuous investment program for the Series’ Allocated Assets and determine the composition of the assets of the Series’ Allocated Assets, including determination of the purchase, retention or sale of the securities, cash and other investments contained in the portfolio. The Subadvisor will conduct investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Series’ Allocated Assets by determining the securities and other investments that shall be purchased, entered into, sold, closed or exchanged for the Series, when these transactions should be executed, and what portion of the Allocated Assets of the Series should be held in the various securities and other investments in which it may invest, and the Subadvisor is hereby authorized to execute and perform such services on behalf of the Series. The Subadvisor will provide the services under this Agreement in accordance with the Series’ investment objective or objectives, policies and restrictions as stated in the Trust’s Registration Statement filed with the Securities and Exchange Commission (the “SEC”), as amended, copies of which shall be delivered to the Subadvisor by the Manager. The Subadvisor further agrees as follows:

(a)            The Subadvisor understands that the Allocated Assets of the Series need to be managed so as to permit the Series to qualify or continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and will coordinate efforts with the Manager with that objective, and shall invest the Allocated Assets in compliance with the diversification requirements of Section 817(h) of the Code, and the regulations issued thereunder, as applicable.

(b)            The Subadvisor will conform its activities with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations, any applicable procedures adopted by the Board (the “Compliance Procedures”) of which a copy has been delivered to the Subadvisor, and the provisions of the Registration Statement of the Trust under the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act, as supplemented or amended, copies of which shall be delivered to the Subadvisor by the Manager.

(c)            On occasions when the Subadvisor deems the purchase or sale of a security to be in the best interest of the Series as well as of other investment advisory clients of the Subadvisor or any of its affiliates, the Subadvisor may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be so sold or purchased with those of its other clients where such aggregation is not inconsistent with the policies set forth in the Registration Statement. Such aggregated orders (including associated expenses) will be allocated by the Subadvisor as set forth in the Subadvisor’s Policy and Procedures Regarding Allocation of Trades as may be amended from time to time. A copy of this policy is available upon request. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisor in a manner that, over time, is fair and equitable in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Trust and to such other clients, subject to review by the Manager and the Board. The Manager recognizes that in some cases this procedure may adversely affect the results obtained for the Series or Trust.

(d)            In connection with the purchase and sale of securities for the Series, the Subadvisor will arrange for the transmission to the custodian and portfolio accounting agent for each Series, on a daily basis, such confirmation, trade tickets and other documents and information, including, but not limited to, CUSIP, Sedol or other numbers that identify securities to be purchased or sold on behalf of the Series, as may be reasonably necessary to enable the custodian and portfolio accounting agent to perform their administrative and recordkeeping responsibilities with respect to the Series. With respect to portfolio securities to be purchased or sold through the Depository Trust and Clearing Corporation, the Subadvisor will arrange for the automatic transmission of the confirmation of such trades to the Trust’s custodian and portfolio accounting agent.

(e)            The Subadvisor shall provide reasonable assistance to the custodian and portfolio accounting agent for each Trust in determining or confirming, consistent with the procedures and policies stated in the Registration Statement for each Trust, the value of any portfolio securities or other investments constituting Allocated Assets of the Series for which the custodian and portfolio accounting agent seek assistance from, or which they identify for review by, the Subadvisor. Notwithstanding the foregoing, the Subadvisor is not the official pricing agent with respect to the Allocated Assets of a Series, but shall provide reasonable assistance upon request.

3

(f)            The Subadvisor will make available to each Trust and the Manager, promptly upon request, all of the Series’ investment records and ledgers maintained by the Subadvisor (which shall not include the records and ledgers maintained by the custodian or portfolio accounting agent for the Trust) as are necessary to assist the applicable Trust and the Manager to comply with requirements of the 1940 Act and the Investment Advisers Act of 1940, as amended (the “Advisers Act”), as well as other applicable laws. The Subadvisor will furnish to regulatory agencies having the requisite authority any information or reports in connection with such services that may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

(g)            The Subadvisor will provide reports to the Board, for consideration at meetings of the Board, on the investment program for the Allocated Assets and the issuers and securities represented in the Allocated Assets, and will furnish the Board with respect to the Allocated Assets such periodic and special reports as the Trustees and the Manager may reasonably request.

(h)            In rendering the services required under this Agreement, the Subadvisor may, from time to time, employ or associate with itself such entity, entities, person or persons as it believes necessary to assist it in carrying out its obligations under this Agreement. The Subadvisor may engage persons employed by an “affiliated person” of the Subadvisor as defined in the 1940 Act, each of whom shall be treated as an “associated person” of the Subadvisor, to assist it with providing its services under this Agreement (including affiliates outside of the United States) to the extent not prohibited by, or inconsistent with, applicable law, including the requirements of the 1940 Act, the rules thereunder, and relevant positions of the SEC and its staff; provided, however, that the Subadvisor will remain responsible for all actions taken by any persons in fulfillment of its obligations under the Agreement. The Subadvisor may not, however, retain as subadvisor any company that would be an “investment adviser” as that term is defined in the 1940 Act, to the Series unless the contract with such company is approved by a majority of the Board and by a majority of Trustees who are not parties to any agreement or contract with such company and who are not “interested persons” as defined in the 1940 Act, of the Trust, the Manager, the Subadvisor or any such company that is retained as subadvisor, and also is approved by the vote of a majority of the outstanding voting securities of the applicable Series of the Trust to the extent required by the 1940 Act. The Subadvisor shall be responsible for making reasonable inquiries and for reasonably ensuring that any employee of the Subadvisor, any subadvisor that the Subadvisor has employed or with which it has associated with respect to the Series, or any employee thereof has not, to the best of the Subadvisor’s knowledge, in any material connection with the handling of Trust assets:

(i)            been convicted, within the last ten (10) years, of any felony or misdemeanor arising out of conduct involving embezzlement, fraudulent conversion or misappropriation of funds or securities, involving violations of Sections 1341, 1342, or 1343 of Title 18, United States Code, or involving the purchase or sale of any security; or

(ii)            been found by any state regulatory authority, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of any state insurance law involving fraud, deceit or knowing misrepresentation; or

(iii)            been found by any federal or state regulatory authorities, within the last ten (10) years, to have violated or to have acknowledged violation of any provision of federal or state securities laws involving fraud, deceit or knowing misrepresentation.

(i)            The Subadvisor is authorized to retain legal counsel and financial advisors and to negotiate and execute documentation relating to investments in the Allocated Assets or Series, at the expense of the Allocated Assets or Series. Such documentation may relate to investments to be made or sold, currently held or previously held. The authority shall include, without limitation: (i) documentation relating to private placements and bank debt; (ii) waivers, consents, amendments or other modifications relating to investments; and (iii) purchase agreements, sales agreements, commitment letters, pricing letters, registration rights agreements, indemnities and contributions, escrow agreements and other investment related agreements. Manager represents that the Allocated Assets or Series can settle such private placements.

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3.            Compensation. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadvisor as compensation therefor, a fee equal to the percentage of the Allocated Assets constituting the respective Series’ average daily net assets as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisor under this Agreement is contingent upon the Manager’s receipt of payment from the applicable Trust for management services described under the Management Agreement. Expense caps or fee waivers for the Series that may be agreed to by the Manager, but not agreed to in writing by the Subadvisor, shall not cause a reduction in the amount of the payment to the Subadvisor.

4.            Broker-Dealer Selection. The Subadvisor is responsible for decisions to buy and sell securities and other investments for the Series’ Allocated Assets, for broker-dealer selection and for negotiation of brokerage commission rates. The Subadvisor’s primary consideration in effecting a security transaction will be to obtain the best execution for the Series, taking into account the factors specified in the Prospectus and/or Statement of Additional Information for the Trust, which include the following: price (including the applicable brokerage commission or dollar spread); the size of the order; the nature of the market for the security; the timing of the transaction; the reputation, experience and financial stability of the broker-dealer involved; the quality of the service; the difficulty of execution, and the execution capabilities and operational facilities of the firm involved; and the firm’s risk in positioning a block of securities. Accordingly, the price to the Series in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified, in the judgment of the Subadvisor in the exercise of its fiduciary obligations to the Series, by other aspects of the portfolio execution services offered. Subject to such policies as the Board may determine, and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended, and the rules and interpretations of the SEC thereunder, the Subadvisor shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Series to pay a broker-dealer for effecting a portfolio investment transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the Subadvisor or its affiliate determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Subadvisor’s or its affiliate’s overall responsibilities with respect to the Series and to their other clients as to which they exercise investment discretion. To the extent consistent with these standards and the Trust’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1, the Subadvisor is further authorized to allocate the orders placed by it on behalf of the Series to (i) the Subadvisor if it is registered as a broker-dealer with the SEC, (ii) its affiliated broker-dealer, or (iii) such brokers and dealers who also provide research, statistical material or other services to the Series, the Subadvisor or an affiliate of the Subadvisor. Such allocation shall be in such amounts and proportions as the Subadvisor shall determine consistent with the above standards and the Subadvisor will report on said allocation regularly to the Board, indicating the broker-dealers to which such allocations have been made and the basis therefor.

5.            Disclosure about Subadvisor. The Subadvisor has reviewed the post-effective amendment to the Registration Statement for the Trust filed with the SEC that contains disclosure about the Subadvisor and represents and warrants that, with respect to the disclosure about the Subadvisor, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of a material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadvisor further represents and warrants that it is a duly registered investment adviser under the Advisers Act and has notice filed in all states in which the Subadvisor is required to make such filings.

6.            Expenses. During the term of this Agreement, the Subadvisor will pay all expenses incurred by it and its staff and for their activities in connection with its portfolio management duties under this Agreement. The Manager or the Trust shall be responsible for all the expenses of the Trust’s operations, including, but not limited to:

(a)            the fees and expenses of Trustees who are not interested persons of the Manager or of each Trust;

(b)            the fees and expenses of each Series which relate to: (i) the custodial function and recordkeeping connected therewith; (ii) the maintenance of the required accounting records of the Series not being maintained by the Subadvisor; (iii) the pricing of the Series’ shares, including the cost of any pricing service or services that may be retained pursuant to the authorization of that Trust’s Trustees; and (iv) for both mail and wire orders, the cashiering function in connection with the issuance and redemption of the Series’ shares;

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(c)            the fees and expenses of the Trust’s transfer and dividend disbursing agent, that may be the custodian, which relate to the maintenance of each shareholder account;

(d)            the charges and expenses of legal counsel and independent accountants for the Trust;

(e)            brokers’ commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities transactions on behalf of the Series;

(f)            all taxes and business fees payable by the Trust or the Series to federal, state or other governmental agencies;

(g)            the fees of any trade association of which the Trust may be a member;

(h)            the cost of share certificates representing the Series’ shares;

(i)            the fees and expenses involved in registering and maintaining registrations of the Trust and of its Series with the SEC, registering the Trust as a broker or dealer and qualifying its shares under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for filing under federal and state securities laws for such purposes;

(j)            communications expenses with respect to investor services and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports to shareholders in the amount necessary for distribution to the shareholders;

(k)            litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business; and

(l)            any expenses assumed by the Series pursuant to a Plan of Distribution adopted in conformity with Rule 12b-1 under the 1940 Act.

7.            Compliance.

(a)            The Subadvisor agrees to assist the Manager and each Trust in complying with the Trust’s obligations under Rule 38a-1 under the 1940 Act, including but not limited to: (i) periodically providing the Trust’s Chief Compliance Officer with requested information about and independent third-party reports (if available) in connection with the Subadvisor’s compliance program adopted pursuant to Rule 206(4)-7 under the Advisers Act (“Subadvisor’s Compliance Program”); (ii) reporting any material deficiencies in the Subadvisor’s Compliance Program to each Trust’s Chief Compliance Officer within a reasonable time following the Subadvisor becoming aware of such deficiency; and (iii) reporting any material changes to the Subadvisor’s Compliance Program to each Trust’s Chief Compliance Officer within a reasonable time. The Subadvisor understands that the Board is required to approve the Subadvisor’s Compliance Program, and acknowledges that this Agreement is conditioned upon the Board’s approval of the Subadvisor’s Compliance Program. The Subadvisor further understands that the adequacy of the Subadvisor’s Compliance Program and the effectiveness of the Subadvisor’s Compliance Program’s implementation is subject to annual review by each Trust and the Trust’s Chief Compliance Officer.

(b)            The Subadvisor agrees that it shall immediately notify the Manager and the Trust’s Chief Compliance Officer in the event that the SEC has censured the Subadvisor, placed limitations upon its activities, functions or operations, suspended or revoked its registration as an investment adviser or commenced proceedings or, to the Subadvisor’s knowledge, an investigation that may reasonably be expected to result in any of these actions; or upon having a reasonable basis for believing that a Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Subadvisor further agrees to notify the Manager immediately of any material fact known to the Subadvisor about the Subadvisor that is not contained in the Registration Statement or prospectus for the Trust, or any amendment or supplement thereto, or upon the Subadvisor becoming aware of any statement contained therein about the Subadvisor that becomes untrue in any material respect.

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(c)            The Manager agrees that it shall immediately notify the Subadvisor in the event that the SEC has censured the Manager or the Trust, placed limitations upon either of their activities, functions or operations, suspended or revoked the Manager’s registration as an investment adviser or commenced proceedings or, to the Manager’s knowledge, an investigation that may reasonably be expected to result in any of these actions; or upon having a reasonable basis for believing that a Series has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.

8.            Documents. The Manager has delivered to the Subadvisor copies of each of the following documents and will within a reasonable time period deliver to it all future amendments and supplements, if any:

(a)            Declaration of Trust of the Trust, as amended from time to time (such Declaration of Trust, as in effect on the date hereof and as amended from time to time, are herein called the “Declaration of Trust”);

(b)            By-Laws of the Trust, as amended from time to time (such By-Laws, as in effect on the date hereof and as amended from time to time, are herein called the “By-Laws”);

(c)            Certified Resolutions of the Board authorizing the appointment of the Subadvisor and approving the form of this Agreement;

(d)            Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA, as filed with the SEC relating to the Series and the Series’ shares, and all amendments thereto;

(e)            Notification of Registration of the Trust under the 1940 Act on Form N-8A, as filed with the SEC, and all amendments thereto;

(f)            Prospectus and Statement of Additional Information of the Series;

(g)            the Compliance Procedures, including each Trust’s Procedures for Securities Transactions with Affiliated Brokers pursuant to Rule 17e-1; and

(h)            the Manager’s Proxy Voting Policy.

The Manager agrees that it shall provide all other information to the Subadvisor as the Subadvisor shall reasonably require to enable it to perform its duties hereunder.

9.            Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Subadvisor hereby agrees that all records that it maintains for the Series are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust’s or the Manager’s request; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Subadvisor further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-l under the 1940 Act and to preserve the records required by Rule 204-2 under the Advisers Act for the period specified in the Rule.

10.            Cooperation. Each party to this Agreement agrees to cooperate with each other party and with all appropriate governmental authorities having the requisite jurisdiction (including, but not limited to, the SEC) in connection with any investigation or inquiry relating to this Agreement or the Trust.

11.            Representations Respecting Subadvisor. The Manager and each Trust agree that neither the Trust, the Manager, nor affiliated persons of the Trust or the Manager shall, except with the prior permission of the Subadvisor, give any information or make any representations or statements in connection with the sale of shares of the Series concerning the Subadvisor or the Series other than the information or representations contained in the Registration Statement, Prospectus or Statement of Additional Information for the Trust shares, as they may be amended or supplemented from time to time, or in reports or proxy statements for the Trust, or in sales literature or other promotional material approved in advance by the Subadvisor. The parties agree that, in the event that the Manager or an affiliated person of the Manager sends sales literature or other promotional material to the Subadvisor for its approval and the Subadvisor has not commented within five (5) business days, the Manager and its affiliated persons may use and distribute such sales literature or other promotional material, although, in such event, the Subadvisor shall not be deemed to have approved of the contents of such sales literature or other promotional material.

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12.            Confidentiality. The Subadvisor will treat as proprietary and confidential any information obtained in connection with its duties hereunder, including all records and information pertaining to the Series and its prior, present or potential shareholders, unless otherwise required by law. The Subadvisor will not use such information for any purpose other than the performance of its responsibilities and duties hereunder. Such information may not be disclosed except after prior notification to and approval in writing by the Series or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities or otherwise required by law. Confidential information of a party shall not include information that has been disclosed to the public, becomes available to the public through no fault of the other party or which is disclosed to the other party by a third party who had lawfully obtained such information and without a breach of the third party’s confidentiality obligations.

13.            Control. Notwithstanding any other provision of the Agreement, it is understood and agreed that the Manager shall at all times retain the ultimate responsibility for and control of all functions performed pursuant to this Agreement, and reserves the right to direct, approve or disapprove any action hereunder taken on its behalf by the Subadvisor.

14.            Liability. Except as may otherwise be required by the 1940 Act or the rules thereunder or other applicable law, the Trust and the Manager agree that the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls the Subadvisor, shall not be liable for, or subject to any damages, expenses or losses in connection with, any act or omission connected with or arising out of any services rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement.

Nothing in this section shall be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.

15.            Indemnification.

(a)            The Manager agrees to indemnify and hold harmless the Subadvisor, any affiliated person of the Subadvisor, and each person, if any, who, within the meaning of Section 15 of the 1933 Act controls (“controlling person”) the Subadvisor (all of such persons being referred to as “Subadvisor Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Subadvisor Indemnified Person may become subject under the 1933 Act, the 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Manager’s duties or reckless disregard of the Manager’s obligations and duties under this Agreement, or by any of its employees or representatives or any affiliate of or any person acting on behalf of the Manager, or (ii) is based upon any untrue statement or alleged untrue statement of a material fact supplied by, or which is the responsibility of, the Manager and contained in the Registration Statement or Prospectus covering shares of a Trust or a Series, or any amendment thereof or any supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Manager and was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Manager, a Trust or to any affiliated person of the Manager by a Subadvisor Indemnified Person; provided, however, that in no case shall the indemnity in favor of the Subadvisor Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of obligations and duties under this Agreement.

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(b)            Notwithstanding Section 14 of this Agreement, the Subadvisor agrees to indemnify and hold harmless the Manager, any affiliated person of the Manager, and each person, if any, who, within the meaning of Section 15 of the 1933 Act, controls (“controlling person”) the Manager (all of such persons being referred to as “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including legal and other expenses) to which a Manager Indemnified Person may become subject under the 1933 Act, 1940 Act, the Advisers Act, the Internal Revenue Code, under any other statute, at common law or otherwise, arising out of the Subadvisor’s responsibilities as Subadvisor of the Series, which: (i) is based upon any willful misfeasance, bad faith or gross negligence in the performance of the Subadvisor’s duties, or by reason of reckless disregard of the Subadvisor’s obligations and duties under this Agreement, or by any of its employees or representatives, or any affiliate of or any person acting on behalf of the Subadvisor; or (ii) is based upon a failure by the Subadvisor to comply with Section 2, Paragraph (a) of this Agreement; or (iii) is based upon any untrue statement or alleged untrue statement of a material fact attributable to Subadvisor contained in the Registration Statement or Prospectus covering the shares of the Trust or a Series, or any amendment or supplement thereto, or the omission or alleged omission to state therein a material fact known or which should have been known to the Subadvisor and was required to be stated therein or necessary to make the statements therein not misleading, if such a statement or omission was made in reliance upon information furnished to the Manager, the Trust or any affiliated person of the Manager or Trust by the Subadvisor or any affiliated person of the Subadvisor; provided, however, that in no case shall the indemnity in favor of a Manager Indemnified Person be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

(c)            The Manager shall not be liable under Paragraph (a) of this Section 15 with respect to any claim made against a Subadvisor Indemnified Person unless such Subadvisor Indemnified Person shall have notified the Manager in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Subadvisor Indemnified Person (or after such Subadvisor Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Manager of any such claim shall not relieve the Manager from any liability that it may have to the Subadvisor Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Subadvisor Indemnified Person, the Manager will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Subadvisor Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Subadvisor Indemnified Person. If the Manager assumes the defense of any such action and the selection of counsel by the Manager to represent both the Manager and the Subadvisor Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Subadvisor Indemnified Person, adequately represent the interests of the Subadvisor Indemnified Person, the Manager will, at its own expense, assume the defense with counsel to the Manager and, also at its own expense, with separate counsel to the Subadvisor Indemnified Person, which counsel shall be satisfactory to the Manager and to the Subadvisor Indemnified Person. The Subadvisor Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Manager shall not be liable to the Subadvisor Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Subadvisor Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Manager shall not have the right to compromise on or settle the litigation without the prior written consent of the Subadvisor Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Subadvisor Indemnified Person.

(d)            The Subadvisor shall not be liable under Paragraph (b) of this Section 15 with respect to any claim made against a Manager Indemnified Person unless such Manager Indemnified Person shall have notified the Subadvisor in writing within a reasonable time after the summons, notice or other first legal process or notice giving information of the nature of the claim shall have been served upon such Manager Indemnified Person (or after such Manager Indemnified Person shall have received notice of such service on any designated agent), but failure to notify the Subadvisor of any such claim shall not relieve the Subadvisor from any liability that it may have to the Manager Indemnified Person against whom such action is brought otherwise than on account of this Section 15. In case any such action is brought against the Manager Indemnified Person, the Subadvisor will be entitled to participate, at its own expense, in the defense thereof or, after notice to the Manager Indemnified Person, to assume the defense thereof, with counsel reasonably satisfactory to the Manager Indemnified Person. If the Subadvisor assumes the defense of any such action and the selection of counsel by the Subadvisor to represent both the Subadvisor and the Manager Indemnified Person would result in a conflict of interest and, therefore, would not, in the reasonable judgment of the Manager Indemnified Person, adequately represent the interests of the Manager Indemnified Person, the Subadvisor will, at its own expense, assume the defense with counsel to the Subadvisor and, also at its own expense, with separate counsel to the Manager Indemnified Person, which counsel shall be satisfactory to the Subadvisor and to the Manager Indemnified Person. The Manager Indemnified Person shall bear the fees and expenses of any additional counsel retained by it, and the Subadvisor shall not be liable to the Manager Indemnified Person under this Agreement for any legal or other expenses subsequently incurred by the Manager Indemnified Person independently in connection with the defense thereof other than reasonable costs of investigation. The Subadvisor shall not have the right to compromise on or settle the litigation without the prior written consent of the Manager Indemnified Person if the compromise or settlement results, or may result, in a finding of wrongdoing on the part of the Manager Indemnified Person.

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16.            Services Not Exclusive. The services furnished by the Subadvisor hereunder are not to be deemed exclusive except as the Subadvisor and the Manager may otherwise agree in writing, unless otherwise agreed, the Subadvisor shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Subadvisor, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

17.            Duration and Termination. This Agreement shall become effective on the date first indicated above. Unless terminated as provided herein, the Agreement shall remain in full force and effect with respect to each Series for an initial period of two (2) years from the date first indicated above, and otherwise a period of one (1) year, and continue on an annual basis thereafter with respect to a Series, provided that such continuance is specifically approved each year by: (a) the vote of a majority of the entire Board or by the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Series; and (b) the vote of a majority of those Trustees who are not parties to this Agreement or interested persons (as such term is defined in the 1940 Act) of any such party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. Any approval of this Agreement by the holders of a majority of the outstanding shares (as defined in the 1940 Act) of a Series shall be effective to continue this Agreement with respect to the Series notwithstanding: (i) that this Agreement has not been approved by the holders of a majority of the outstanding shares of any other Series; or (ii) that this Agreement has not been approved by the vote of a majority of the outstanding shares of the Trust, unless such approval shall be required by any other applicable law or otherwise. Notwithstanding the foregoing and subject to the terms and conditions of the Transition Agreement, this Agreement may be terminated for each or any Series hereunder: (A) by the Manager at any time without penalty after the initial two (2) year term, upon sixty (60) days’ written notice to the Subadvisor and the Trust; (B) at any time without payment of any penalty by the Trust, upon the vote of a majority of the Board or a majority of the outstanding voting securities of such Series, upon sixty (60) days’ written notice to the Manager and the Subadvisor; or (C) by the Subadvisor at any time without penalty, upon sixty (60) days’ written notice to the Manager and the Trust. This Agreement may be terminated with respect to one or more Series without affecting the validity of this Agreement with respect to any other Series. In the event of termination for any reason with respect to a Series, all records of such Series for which the Agreement is terminated shall promptly be returned to the Manager or the Trust, free from any claim or retention of rights in such record by the Subadvisor; provided, however, that the Subadvisor may, at its own expense, make and retain a copy of such records. The Agreement shall automatically terminate with respect to a Series in the event of its assignment (as such term is described in the 1940 Act) or in the event the Management Agreement between the Manager and the Trust is assigned or terminates for any other reason with respect to that Series. In the event this Agreement is terminated or is not approved in the manner described above, the Sections numbered 2(f), 9, 10, 12, 14, 15 and 19 of this Agreement shall remain in effect, as well as any applicable provision of this Section 17.

18.            Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment of this Agreement with respect to any Series shall be effective until approved by an affirmative vote of: (i) the holders of a majority of the outstanding voting securities of that Series; and (ii) the Board, including a majority of the Trustees of a Trust who are not interested persons of any party to this Agreement, cast at a meeting called for the purpose of voting on such approval, or by any other means or in any other manner permitted by applicable law, exemptive order, or guidance from the SEC or its staff, if such approval is required by applicable law.

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19.            Use of Name.

(a)            It is understood that the name MainStay or any derivative thereof or logo associated with that name is the valuable property of the Manager and/or its affiliates, and that the Subadvisor has the right to use such name (or derivative or logo) only with the approval of the Manager and only so long as the Manager is Manager to the Trusts and/or the Series. Upon termination of the Management Agreement, the Subadvisor shall forthwith cease to use such name (or derivative or logo).

(b)            It is understood that the name Wellington Management Company LLP or any derivative thereof or logo associated with that name is the valuable property of the Subadvisor and its affiliates and that the Trusts and/or the Series have the right to use such name (or derivative or logo) in offering materials of each Registrant sales materials with respect to each Trust with the approval of the Subadvisor and for so long as the Subadvisor is a Subadvisor to the Trusts and/or the Series. Upon termination of this Agreement, the Trusts shall forthwith cease to use such name (or derivative or logo).

20.            Proxies; Class Actions.

(a)            The Manager has provided the Subadvisor a copy of the Manager’s Proxy Voting Policy, setting forth the policy that proxies be voted for the exclusive benefit and in the best interests of the Trust, on behalf of the applicable Series. Absent contrary instructions received in writing from the Trust, the Subadvisor will vote all proxies solicited by or with respect to the issuers of securities held by the Series in accordance with the Subadvisor’s Global Proxy Voting Policies and Procedures, as they may be amended from time to time. A current copy of this document is available upon request. The Manager authorizes the Subadvisor to instruct the custodian to forward promptly to the Subadvisor only copies of all proxies and shareholder communications relating to proxy votes involving securities held in the Allocated Assets (other than materials relating to legal proceedings.) The Manager agrees that the Subadvisor will not be responsible or liable for failing to vote any proxies where it has not received the proxies or related shareholder communications in a timely manner applicable fiduciary obligations. The Subadvisor shall maintain records concerning how it has voted proxies on behalf of the Trust, and these records shall be available to the Trust upon request.

(b)            Manager acknowledges and agrees that the Subadvisor shall not be responsible for taking any action or rendering advice with respect to any class action claim relating to any assets held in the Allocated Assets or Series. Manager will instruct the applicable service providers not to forward to the Subadvisor any information concerning such actions.

21.            Notice. Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at New York Life Investment Management LLC, 30 Hudson Street, Jersey City, New Jersey 07302, Attention: General Counsel; or (2) to the Subadvisor at Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210 Attention: General Counsel.

22.            CFTC Disclaimer. Pursuant to an Exemption from the Commodity Futures Trading Commission in connection with accounts of qualified eligible persons, this brochure or account document is not required to be, and has not been filed with the Commission. The Commodity Futures Trading Commission does not pass upon the merits of participating in a trading program or upon the adequacy or accuracy of commodity trading advisor disclosure. Consequently, the Commodity Futures Trading Commission has not reviewed or approved this trading program or this brochure or account document.

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23.            Miscellaneous.

(a)            This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act or rules or orders of the SEC thereunder. The term “affiliate” or “affiliated person” as used in this Agreement shall mean “affiliated person” as defined in Section 2(a)(3) of the 1940 Act;

(b)            The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect;

(c)            To the extent permitted under Section 17 of this Agreement, this Agreement may only be assigned by any party with the prior written consent of the other party;

(d)            If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby, and to this extent, the provisions of this Agreement shall be deemed to be severable;

(e)            Nothing herein shall be construed as constituting the Subadvisor as an agent of the Manager, or constituting the Manager as an agent of the Subadvisor.

*      *      *

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IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first written above. This Agreement may be signed in counterparts.

NEW YORK LIFE INVESTMENT MANAGEMENT LLC

Attest:		By:
Name:	Brian J. McGrady	Name:	Kirk Lehneis
Title:	Director and Associate General Counsel	Title:	Senior Managing Director

WELLINGTON MANAGEMENT COMPANY LLP

Attest:		By:
Name:		Name:
Title:		Title:

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SCHEDULE A

(As of [ ], 2021)

[As compensation for services provided by Subadvisor with respect to each of the following Series the Manager will pay the Subadvisor and Subadvisor agrees to accept as full compensation for services rendered hereunder, an annual subadvisory fee with respect to the Allocated Assets of such Series equal to the following:

Fund	Annual Rate
MainStay Balanced Fund	0.275% on allocated assets up to $1 billion; 0.265% on allocated assets from $1 billion to $3 billion; and 0.255% on allocated assets over $3 billion
MainStay WMC Growth Fund	0.29% on assets up to $500 million; 0.265% on assets from $500 million to $1 billion; 0.2525% on assets from $1 billion to $2 billion; and 0.24% on assets over $2 billion
MainStay WMC International Research Equity Fund	0.335% on all assets
MainStay WMC Enduring Capital Fund	0.2375% on assets up to $500 million; 0.225% on assets from $500 million to $1 billion; and 0.2125% on assets over $1 billion
MainStay WMC Small Companies Fund	0.375% on assets up to $1 billion; 0.3625% on assets from $1 billion to $2 billion; and 0.35% on assets over $2 billion
MainStay WMC Value Fund	0.275% on allocated assets up to $1 billion; 0.265% on allocated assets from $1 billion to $3 billion; and 0.255% on allocated assets over $3 billion
MainStay VP Balanced Portfolio	0.275% on allocated assets up to $1 billion; 0.265% on allocated assets from $1 billion to $3 billion; and 0.255% on allocated assets over $3 billion
MainStay VP Wellington Growth Portfolio	0.29% on assets up to $500 million; 0.265% on assets from $500 million to $1 billion; 0.2525% on assets from $1 billion to $2 billion; and 0.24% on assets over $2 billion
MainStay VP Wellington U.S. Equity Portfolio	0.24% on assets up to $500 million; 0.2275% on assets from $500 million to $1 billion; and 0.2150% on assets over $1 billion
MainStay VP Wellington Small Cap Core Portfolio	0.39% on assets up to $1 billion; 0.3775% on assets from $1 billion to $2 billion; and 0.365% on assets over $2 billion
MainStay VP Wellington Mid Cap Core Portfolio	0.38% on assets up to $1 billion; 0.355% on assets from $1 billion to $2 billion; and 0.3425% on assets over $2 billion

Subadvisor will bear pro rata the impact of any management fee breakpoints specified in the Series’ Management Agreement. Subadvisor will bear forty-five percent (45%) of the costs (subject to the cap described in the next sentence) of any contractual or voluntary expense cap reimbursement or fee waivers. The Subadvisor’s share of the costs shall not exceed the subadvisory fee payment the Subadvisor receives from the Manager for such Series.

The portion of the fee based upon the average daily net assets of the Fund shall be accrued daily at the rate of l/(number of days in calendar year) of the annual rate applied to the daily net assets of the Fund.]

EXHIBIT B

DIRECTORS AND OFFICERS OF NEW YORK LIFE INVESTMENT MANAGEMENT LLC

The directors and officers of New York Life Investment Management LLC and their respective titles are listed below. The address for each officer and director listed below is 51 Madison Avenue, New York, New York 10010.

Name	Title
Hung, Yie-Hsin	Chairman of the Board of Managers, Chairman and Chief Executive Officer
Bopp, Kevin M.	Vice President and Chief Compliance Officer
Malloy, Anthony R.	Member of the Board of Managers and Senior Managing Director
Meade, Colleen A.	Associate General Counsel and Secretary
Harte, Frank	Member of the Board of Managers, Senior Managing Director and Chief Financial Officer
Lehneis, Kirk C.	Senior Managing Director and Chief Operating Officer
Hanley, Dale A.	Chief Risk Officer and Managing Director
Smith, A. Thomas	Senior Managing Director, General Counsel and Secretary
Yoon, Jae	Senior Managing Director & Chief Investment Officer

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EXHIBIT C

ADDITIONAL INFORMATION ABOUT WELLINGTON

Certain information about each executive officer of Wellington is listed below, including any business, profession, vocation or employment of a substantial nature in which each such person has been engaged during the last two fiscal years for his or her own account or in the capacity of director, officer, partner or trustee.

The following chart lists the principal executive officers of Wellington Management and their principal occupations. The business address of each executive officer listed below is 280 Congress Street, Boston, Massachusetts 02210.

Name	Position with Wellington Management and Principal Occupation
Brendan J. Swords	Chief Executive Officer
Edward J. Steinborn	Chief Financial Officer
Gregory S. Konzal	Counsel and Head of Americas Legal
James S. Peterson	Chief Compliance Officer

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